Exhibit 10.17

Rider to General Agreement of Indemnity

This Rider to the General Agreement of Indemnity entered in favor of the Company, as that term is defined in the General Agreement of Indemnity defined below and to which this Rider is attached, is entered into by The PBSJ Corporation, Post, Buckley, Schuh, and Jernigan, Inc., Seminole Development Corporation, PBS&J Construction Services, Inc., PBS&J Constructors, Inc., Post Buckley International, Inc., PBS&J Caribe Engineering, CSP, and Seminole Development II, Inc. (hereafter collectively and individually referred to as “Existing Indemnitor”) and Peter R. Brown Construction, Inc. (hereafter referred to as New Indemnitor”) this 29th day of December, 2008.

WHEREAS, the Existing Indemnitor entered into a General Agreement of Indemnity for the benefit of the Company on or about October 11, 2007 (hereafter the “Agreement”); and

WHEREAS, the New Indemnitor desires to be added as an undersigned Indemnitor of the Agreement and obligated for all bonds written or procured by the Company on or after December 31, 2008; and

WHEREAS, the Company and the Existing Indemnitor agree to amend the Agreement in order to add the New Indemnitor as an undersigned Indemnitor of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as provided below:

1. The New Indemnitor shall be added as a party to the Agreement, in the capacity of an undersigned Indemnitor, for all bonds executed or procured by the Company on and after December 31, 2008. The New Indemnitor agrees that it is subject to all terms and conditions of the Agreement except to the extent modified by this Rider.

2. Each party hereby represents and warrants to the other parties as of the date hereof that (a) such party has the power and authority to enter into this Rider, (b) such party has duly authorized the execution, delivery and performance of this Rider, and (c) that this Rider is a binding obligation of such party enforceable in accordance with its terms.

3. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4. This Rider may not be amended or modified, nor may any compliance with any condition or covenant be waived, other than by a writing executed by the Company. All other terms and conditions of the Agreement shall remain in full force and effect except to the extent modified by this Rider.

5. The Existing Indemnitor and the New Indemnitor agree that the Company’s rights under this Rider are in addition to, and not in lieu of, any rights which the Company has under the Agreement or any other agreement with any Indemnitor. All terms, provisions and conditions of the Agreement and any other agreement between the Company and any Indemnitor shall remain in full force and effect except to the extent amended by this Rider.

6. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Rider as of the date set forth above.

SIGNATURES FOLLOW ON THE NEXT PAGE

The PBSJ Corporation

/s/ Candace M. Cochron			/s/ John B. Zumwalt, III		(LS)
Witness/Attest			, Chairman

5300 W. Cypress Street, Tampa, FL 33607			5300 W. Cypress Street, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

			Post, Buckley, Schuh, and Jernigan, Inc.		(LS)

/s/ Angela Padorani			/s/ Robert J. Paulsen
Witness/Attest			, President

5300 W. Cypress Street, Tampa, FL 33607			5300 W. Cypress Street, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

Seminole Development Corporation

/s/ Angela Padorani			/s/ Robert J. Paulsen		(LS)
Witness/Attest			, President

5300 W. Cypress Street, Tampa, FL 33607			5300 W. Cypress Street, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

PBS&J Construction Services, Inc.

/s/ Angela Padorani			/s/ Randy L. Larson		(LS)
Witness/Attest			, President

5300 W. Cypress Street, Tampa, FL 33607			5300 W. Cypress Street, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

PBS&J Constructors, Inc.

/s/ Angela Padorani			/s/ Randy L. Larson		(LS)
Witness/Attest			, President

5300 W. Cypress Street, Tampa, FL 33607			5300 W. Cypress Street, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

PBS&J International, Inc.

/s/ Candace M. Cochron			/s/ John B. Zumwalt, III		(LS)
Witness/Attest			, President

5300 W. Cypress Street, Tampa, FL 33607			5300 W. Cypress Street, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

PBS&J Caribe Engineering, CSP

/s/ Angela Padorani			/s/ Robert J. Paulsen		(LS)
Witness/Attest			, President

5300 W. Cypress Street, Tampa, FL 33607			5300 W. Cypress Street, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

Seminole Development II, Inc.

/s/ Angela Padorani			/s/ Robert J. Paulsen		(LS)
Witness/Attest			, President

5300 W. Cypress Street, Tampa, FL 33607			5300 W. Cypress Street, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State